DISTRIBUTION RIGHTS	12 Months Ended
Dec. 31, 2011
DISTRIBUTION RIGHTS
DISTRIBUTION RIGHTS

6. DISTRIBUTION RIGHTS

	2010	2011
Released:
Beginning balance as of January 1	1,095,324	850,155
Addition	2,959,996	1,744,977
Amortization	(3,233,192)	(2,331,266)
Exchange difference	28,027	27,177

Ending balance as December 31	850,155	291,043
In production and not released	1,415,446	3,372,923

Total	2,265,601	3,663,966

        In the year 2011, based on the economic performance and public acceptance of the films, the management decreased the estimate of the ultimate oversea revenue expected to be realized for three films, as a result, the Group incurred additional amortization of $514,227 for the year ended December 31, 2011. The portion of the costs of the completed films that are expected to be amortized during the twelve months after December 31, 2011 is $266,819, and the Group expects to amortize 100% of such costs within three years from December 31, 2011.